SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 28, 2004

Greer Bancshares Incorporated
(Exact name of registrant as specified in its charter)

South Carolina	000-33021	57-1126200
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1111 W. Poinsett Street, Greer, South Carolina  29650
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (864) 877-2000

Not Applicable
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.   Financial Statements.   Pro Forma Financial Information and Exhibits.

             Exhibit No.       Exhibit

             99.1                    Press Release of Greer Bancshares Incorporated dated April 28, 2004.

Item 12.   Results of Operations and Financial Condition.

On April 28, 2004, Greer Bancshares Incorporated, the parent company of Greer State Bank, issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED By: /s/ R. Dennis Hennett Name: R. Dennis Hennett Title: President and Chief Executive Officer

Dated: April 29, 2004

EXHIBIT INDEX

Exhibit Number                        Description

99.1                   Press Release of Greer Bancshares Incorporated dated April 28, 2004.

4